UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 31, 2005

NATIONWIDE HEALTH PROPERTIES, INC.

(Exact name of registrant as specified in its charter)

Maryland	1-9028	95-3997619
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

610 Newport Center Drive, Suite 1150, Newport Beach, CA	92660
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (949) 718-4400

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On January 31, 2005, Nationwide Health Properties, Inc., a Maryland corporation (the “Company”), entered into a first amendment to its employment agreement with Douglas M. Pasquale, its President and Chief Executive Officer. The amendment (a) allows the employment period to extend beyond the date when Mr. Pasquale attains age 65, (b) changes the range for Mr. Pasquale’s annual bonus as a percentage of his annual base salary, (c) modifies the obligations of the Company to pay Mr. Pasquale a “bonus amount” if, prior to Mr. Pasquale being employed by the Company for at least three full fiscal years, either the Company terminates Mr. Pasquale’s employment other than for Cause or Disability or Mr. Pasquale terminates his employment for Good Reason and (d) provides for the payment of an award earned under the three year long term incentive portion of the Company’s compensation plan if Mr. Pasquale is either terminated by the Company other than for Cause or Disability or if Mr. Pasquale terminates his employment for Good Reason. The terms “Disability,” “Cause,” and “Good Reason” are defined in Mr. Pasquale’s employment agreement.

On January 31, 2005, the Company entered into a third amendment to its employment agreement with Mark L. Desmond, its Senior Vice President and Chief Financial Officer. The amendment (a) allows the employment period to extend beyond the date when Mr. Desmond attains age 65, (b) changes the range for Mr. Desmond’s annual bonus as a percentage of his annual base salary, and (c) clarifies the vesting of any restricted stock and stock options and the payment of performance-based dividend equivalents upon termination of employment of Mr. Desmond by the Company other than for Cause or Disability. The terms “Disability” and “Cause” are defined in Mr. Desmond’s employment agreement.

The foregoing summaries are qualified in their entirety by reference to the First Amendment to Employment Agreement of Douglas M. Pasquale and to the Third Amendment to Employment Agreement of Mark L. Desmond, copies of which are included as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8–K.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

10.1	First Amendment to Employment Agreement of Douglas M. Pasquale, dated as of January 31, 2005, by and between the Company and Douglas M. Pasquale.

10.2	Third Amendment to Employment Agreement of Mark L. Desmond, dated as of January 31, 2005, by and between the Company and Mark L. Desmond.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONWIDE HEALTH PROPERTIES, INC.
Date: February 3, 2005
	By:	/s/ MARK L. DESMOND
Mark L. Desmond Senior Vice President and Chief Financial Officer